SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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DREYFUS INVESTMENT FUNDS

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DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND
c/o The Dreyfus Family of Funds
200 Park Avenue
New York, New York  10166

September 19, 2012
Dear Shareholder:

A special meeting of shareholders of Dreyfus/The Boston Company Large Cap Core Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), will be held on November 15, 2012.  Shareholders of record at the close of business on August 28, 2012 will be entitled to receive notice of and to vote at the special meeting.

As a shareholder of the Fund, you are being asked to approve the liquidation and termination of the Fund pursuant to a plan of liquidation (the "Liquidation").  The Fund has a relatively low level of assets, and management of The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, believes that the Fund has limited asset growth potential.  In addition, because of the Fund's low asset level, the Fund has relatively high operating expenses (before fee waivers and/or expense reimbursements by Dreyfus).  As a result, management determined that liquidation of the Fund would be in the best interests of the Fund and its shareholders and recommended to the Trust's Board of Trustees (the "Board") that the Fund be liquidated.  After careful review, the Board approved the Liquidation.  Under the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust must obtain shareholder approval to liquidate the Fund.  If the Liquidation is approved by Fund shareholders, all of the Fund's assets will be liquidated and the proceeds will be distributed pro rata to Fund shareholders on or about January 25, 2013.  The Fund will then cease operations and will be terminated as a series of the Trust.

After careful review, the Board has unanimously approved the Liquidation, subject to shareholder approval.  The Board recommends that you read the enclosed proxy statement carefully and then, for the reasons described in the enclosed proxy statement, vote FOR the Liquidation.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.

Further information about the Liquidation is contained in the enclosed proxy statement, which you should review carefully before you vote.  If you have any questions before you vote, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Investment Funds

DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND

Notice of Special Meeting of Shareholders
To Be Held on November 15, 2012

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus/The Boston Company Large Cap Core Fund (the "Fund"), a series of Dreyfus Investment Funds, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, November 15, 2012, at 9:00 a.m., for the following purposes:

1.	To approve a Plan of Liquidation pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed pro rata to Fund shareholders; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on August 28, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher
Secretary

New York, New York September 19, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND
(A Series of Dreyfus Investment Funds)

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Thursday, November 15, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Dreyfus Investment Funds (the "Trust"), on behalf of Dreyfus/The Boston Company Large Cap Core Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 15, 2012 at 9:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on August 28, 2012 are entitled to receive notice of and to vote at the Meeting.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders of the Fund will vote as a single class on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is September 19, 2012.  Please note that only one Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of the Proxy Statement, or for instructions as to how to request a single copy if multiple copies of the Proxy Statement are received, shareholders should contact the Fund at the address or phone number listed below for the Fund.

The Trust's principal executive offices are located at 200 Park Avenue, New York, New York 10166.  Copies of the Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT
 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT
HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM

PROPOSAL
TO APPROVE A PLAN OF LIQUIDATION PURSUANT TO WHICH THE FUND'S ASSETS
WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS
DISTRIBUTED PRO RATA TO FUND SHAREHOLDERS

Introduction

The Fund has a relatively low level of assets, and management of Dreyfus, the Fund's investment adviser, believes that the Fund has limited asset growth potential.  The Fund commenced operations on January 31, 1991.  The Fund's asset size has significantly decreased over time, and, as of June 29, 2012, the Fund had total assets of approximately $19.7 million.  In addition, because of the Fund's low asset level, the Fund has relatively high operating expenses (before fee waivers and/or expense reimbursements by Dreyfus).  As a result, management determined that liquidation of the Fund would be in the best interests of the Fund and its shareholders and recommended to the Trust's Board that the Fund be liquidated.  On July 26, 2012, the Trust's Board, including a majority of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), after careful review, approved, subject to shareholder approval, a Plan of Liquidation (the "Plan") in the form attached to this Proxy Statement as Exhibit A.  The Plan provides for the liquidation of the Fund's assets and the pro rata distribution to Fund shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Fund.  For the reasons discussed below, the Trust's Board determined that liquidating the Fund is in the best interests of Fund shareholders and directed that the Plan, pursuant to which the Fund's assets will be liquidated, the Fund's known liabilities satisfied and the Fund's remaining proceeds distributed pro rata to Fund shareholders, be submitted to Fund shareholders for approval.

To minimize shareholder disruption in anticipation of liquidating the Fund, effective on or about August 9, 2012, no new or subsequent investments in the Fund are permitted, except that participants in group retirement plans (and their successor plans) may continue to invest in the Fund, if the Fund was established as an investment option under the plans before August 9, 2012, and investments made pursuant to the Fund's automatic investment plans may continue, until the Fund is liquidated.  In addition, shareholders of the Fund may continue to reinvest dividends and capital gains, if any, into their existing Fund accounts after August 9, 2012.

Board Consideration of the Plan

In reaching its decision to approve the Plan and to submit it to the Fund's shareholders for their approval, the Trust's Board considered, among other factors, the following:  (i) the Fund's failure to retain assets and attain relative asset growth needed to achieve efficient investment operations in the view of management; (ii) the Fund's limited prospects for future asset growth in the view of management; (iii) the costs associated with operating a fund with a low asset level; and (iv) current and recent market conditions.  In addition, the Trust's Board considered merging the Fund with another fund in The Dreyfus Family of Funds with a similar investment objective and investment management policies, but concluded that the Plan was more appropriate than a merger because a merger with another fund could be a potentially lengthier and expensive proposition for Fund shareholders, as compared to liquidation, which would enable each shareholder to re-invest the liquidation proceeds in another fund or other investment of the shareholder's own choosing.

The Trust's Board also reviewed the expense ratio of the Fund and the impact on Fund expenses if Dreyfus discontinued its waiver of fees and assumption of a portion of Fund expenses.  The Board noted that Dreyfus has contractually agreed, until February 1, 2013, to waive receipt of its fess and/or assume the expenses of the Fund, so that annual direct Fund operating expenses of each class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 0.90%, and that Dreyfus has informed the Board that it does not intend to continue this contractual expense limitation after February 1, 2013.  The Trust's Board concluded that an increase in Fund expenses attributable to the eventual discontinuance of the fee waiver and assumption of expenses in the future would reduce the Fund's returns.  Moreover, the Trust's Board noted management's view that it was unlikely that the Fund could achieve a significant increase in asset size to operate in an economically viable manner and achieve a competitive expense ratio without fee waivers and/or expense reimbursements by Dreyfus.

After careful consideration of these and other relevant factors, the Trust's Board concluded that approval of the Plan is in the best interests of Fund shareholders and directed that the Plan be submitted to shareholders of the Fund for approval.  The Trust is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Fund.

Description of the Plan and the Liquidation

The Plan will become effective on the date it is approved by shareholders of the Fund (the "Effective Date").  Within a reasonable period of time after the Effective Date, the Fund will commence the liquidation of its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs and preserving the value of its assets.  On or about January 25, 2013 (the "Liquidation Date"), the Fund will distribute its assets pro rata to Fund shareholders, after the payment (or reservation of assets for estimated payments) to all creditors of the Fund, in redemption and cancellation of the outstanding shares of the Fund (the "Liquidation Distribution").  Before making the Liquidation Distribution, however, the Fund will continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Trust's Board, permit additional investments in Fund shares by certain existing shareholders (currently, participants in group retirement plans may invest in the Fund and investments made pursuant to the Fund's automatic investment plans may continue in the Fund, as described above), make payment of dividends and other distributions to Fund shareholders and permit the reinvestment thereof in additional Fund shares.  After the Effective Date, and upon further notice from the Fund, the Fund's contingent deferred sales charge applicable to Class C shares (and Class A shares, if applicable) will be waived on any redemption of Fund shares.  In addition, before and after the Effective Date, you may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, at net asset value per share as described in the Fund's Prospectus and Statement of Additional Information.  After the Liquidation Date, investments of Liquidation Distributions in shares of another fund in the Dreyfus Family of Funds that charges a sales load will be subject to the sales load, unless the investor is eligible for a sales load waiver or discount, as described in the prospectus of such other fund.

The proportionate interest of each shareholder in the assets of the Fund will be fixed on the basis of the shareholder's respective holdings as of the close of business on the Liquidation Date.  On such date, the books of the Fund will be closed and the Fund will cease operations and will not engage in any business activities except for purposes of winding up its business and affairs.

Dreyfus will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Fund's liquidation.  Normal operating expenses of the Fund will be borne by the Fund in the same manner as such expenses would have been borne absent a liquidation.  Dreyfus also will bear any operating expenses of the Fund charged after the Liquidation Distribution which exceed any amounts reserved for post-Liquidation Distribution payments to the Fund's creditors.

The Plan also provides that the Trust's Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the Fund, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

If the Trust receives payments for the account of the Fund after the Liquidation Distribution as a result of portfolio securities litigation settlements or from other sources, such post-Liquidation Distribution payments will be paid to Dreyfus in consideration of Dreyfus' agreement to bear all expenses incurred in carrying out the Plan and certain expenses after Liquidation (discussed above) and Dreyfus' agreement to bear the cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with proxy solicitation (discussed below).  Such post-Liquidation Distribution payments, if any, will be paid to Dreyfus in an amount limited to the amount borne by Dreyfus in connection with, or as a result of, the liquidation of the Fund.  However, receipt of any such post-Liquidation Distribution payments by the Fund is not currently anticipated.

If shareholders of the Fund fail to approve the Plan, the Fund will not be liquidated and will continue to operate and be managed in accordance with its investment objective and investment management policies as currently in effect.  However, in such case, the Trust's Board would determine what alternative action, if any, should be taken.

Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan.  However, the Trust has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Fund.  The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of the Liquidation Distribution will be as set forth below.

The information below is only a summary of some of the federal tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund.  This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences.  The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.  Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the Liquidation Distribution.  The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.  This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's shares of the Fund in exchange for the Liquidation Distribution.  Each shareholder will recognize a gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives from the Fund and the adjusted tax basis in his or her shares.  If the shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss.  If the shares have been held for more than one year, any such capital gain will constitute a long-term capital gain taxable to individual shareholders, and any loss will constitute a long-term capital loss.  If at the time of receiving the Liquidation Distribution the shareholder has held the shares for not more than one year, any such capital gain or loss will generally be a short-term capital gain or loss.

If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 28% backup withholding tax with respect to the Liquidation Distribution.  An individual's taxpayer identification number is his or her social security number.  The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc., except that Fund shares held in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc., to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if they received the Liquidation Distribution.  Another Dreyfus-managed money market fund, however, upon prior notice to shareholders, may be substituted in place of Dreyfus Worldwide Dollar Money Market Fund, Inc. and/or Dreyfus Liquid Assets, Inc.

Shareholders will be notified of their respective shares of dividends and capital gain distributions for the Fund's final fiscal year in normal tax-reporting fashion.

Required Vote and the Board's Recommendation

This proposal cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.

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VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to Dreyfus-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Methods of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation, will be borne by Dreyfus.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $2,500, plus any out of pocket expenses.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

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ADDITIONAL INFORMATION

Investment Adviser, Administrator, Distributor and Transfer and Dividend Disbursing Agent

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Dreyfus.  A discussion regarding the basis for the Trust's Board approving the Fund's Investment Advisory Agreement with Dreyfus is available in the Fund's semi-annual report for the six-month period ended March 31, 2012.  Dreyfus also serves as the Fund's administrator pursuant to a Fund Accounting and Administrative Services Agreement between the Trust and Dreyfus.

MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the distributor (i.e., principal underwriter) of the Fund's shares pursuant to a Distribution Agreement between the Trust and MBSC.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent.

Certain Beneficial Ownership

As of June 29, 2012, the Fund had 9,460.376 Class A shares, 738.987 Class C shares and 548,526.161 Class I shares issued and outstanding.  Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of June 29, 2012.

Name and Address of Shareholder	Amount of Outstanding Shares Held	Percentage of Outstanding Shares of Class Held

Class A

Carole M. Miller, Custodian Maude S. Plouvin UTMA 75016 Paris, France	5,541.036	58.57%

Lisa M. Keder, Custodian Neal Keder Pohlman UGMA Columbus, OH 43209-1871	1,261.580	13.34%

The Bank of New York Mellon, Custodian FBO Bree D. Cocco Middletown, CT 06457-1793	799.864	8.45%

American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	675.844	7.14%

BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	485.437	5.13%

Class C

BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	485.437	65.69%

American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	253.550	34.31%

Class I

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	192,242.488	35.05%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	144,601.480	26.36%

Dreyfus Moderate Allocation Fund c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	53,753.755	9.80%

Christina D. Wood Dover, MA 02030-2112	38,359.894	6.99%

Dreyfus Growth Allocation Fund c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	28,851.173	5.26%

Under the 1940 Act, a shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of June 29, 2012, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Trust, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

*           *           *

OTHER MATTERS

The Trust's Board is not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.

*           *           *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated:  September 19, 2012

EXHIBIT A

PLAN OF LIQUIDATION

The following Plan of Liquidation (the "Plan") of Dreyfus/The Boston Company Large Cap Core Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation of the Fund in conformity with the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust, dated October 27, 2011, as amended to date (the "Declaration of Trust"), and applicable Massachusetts law.

WHEREAS, the Trust's Board of Trustees (the "Board"), including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has deemed that it is advisable and in the best interests of the Fund and its shareholders to liquidate the Fund, and the Board, on July 26, 2012, considered the matter and determined to recommend the liquidation of the Fund pursuant to this Plan;

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.           Effective Date of Plan.  The Plan shall be and become effective only upon the approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan.  Approval of the Plan is to be determined by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  The date of such approval of the Plan by shareholders is hereinafter called the "Effective Date."

2.           Cessation of Business.  Within a reasonable period of time after the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment (or reservation of assets for estimated payments) to all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, permit additional investments in Fund shares by certain existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.  After the Effective Date, and upon further notice from the Fund, the Fund's contingent deferred sales charge applicable to Class C shares (and Class A shares, if applicable) will be waived on any redemption of Fund shares.

3.           Liquidation and Termination.  Within a reasonable period of time after the Effective Date depending on market conditions and consistent with the terms of the Plan, the Fund and the Fund's investment adviser, The Dreyfus Corporation ("Dreyfus"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and termination as a series of the Trust, including, without limitation, the consummation of the transactions described in the proxy statement for the solicitation of shareholder proxies for the approval of the Plan (the "Proxy Statement"), pursuant to applicable provisions of Massachusetts law and the Declaration of Trust.

4.           Provisions for Liabilities.  Within a reasonable period of time after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

5.           Liquidation of Assets.  Within a reasonable period of time after the Effective Date, the Fund shall commence the liquidation of its assets to cash, consistent with the terms of the Plan.

6.           Liquidating Distribution.  On or about January 25, 2013 (the "Liquidation Date"), except as provided below, the Fund shall provide to each Fund shareholder of record who has not redeemed its shares a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 4 above), in redemption and cancellation of the outstanding shares of the Fund (the "Liquidation Distribution").  Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans shall be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (or, upon prior notice to shareholders, another designated Dreyfus-managed money market fund), except that Fund shares held in Dreyfus-sponsored 403(b)(7) plans shall be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (or, upon prior notice to shareholders, another designated Dreyfus-managed money market fund).  Shareholders shall be notified of their respective shares of dividends and capital gain distributions for the Fund's final fiscal year in normal tax-reporting fashion.

7.           Post-Liquidation Distribution Payments.  If the Trust receives payments for the account of the Fund after the Liquidation Distribution as a result of portfolio securities litigation settlements or from other sources, such post-Liquidation Distribution payments shall be paid to Dreyfus in consideration of Dreyfus' agreement to bear all expenses incurred in carrying out the Plan and any operating expenses of the Fund charged after the Liquidation Distribution which exceed any amounts reserved for post-Liquidation Distribution payments to the Fund's creditors, and Dreyfus' agreement to bear the cost of preparing, assembling and mailing the Proxy Statement, as well as the costs associated with proxy solicitation.  Such post-Liquidation Distribution payments, if any, shall be paid to Dreyfus in an amount limited to the amount borne by Dreyfus in connection with, or as a result of, the liquidation of the Fund.

8.           Expenses of Liquidation.  Except as may be otherwise agreed to between the Fund and Dreyfus, all expenses incurred by or allocable to the Fund in carrying out the Plan, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by Dreyfus.

9.           Power of the Board.  The Board and, subject to the general direction of the Board, the officers of the Trust, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the extension of the Liquidation Date and the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Massachusetts law and the Declaration of Trust.

10.           Amendment of the Plan.  The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the Fund, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

 Important Notice Regarding Internet Availability of Proxy Materials for the
Special Meeting of Shareholders of Dreyfus/The Boston Company Large Cap Core Fund
to be held on November 15, 2012:
The Notice of Special Meeting of Shareholders, the Proxy Statement and copies of the Fund's most recent annual and semi-annual reports to shareholders are available at
http://www.dreyfus.com/proxyinfo.htm

DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND
(A Series of Dreyfus Investment Funds)

The undersigned shareholder of Dreyfus/The Boston Company Large Cap Core Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 28, 2012, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:00 a.m., on Thursday, November 15, 2012, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND

1.	To approve a Plan of Liquidation pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed pro rata to Fund shareholders.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date